UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2006

                           TRI-CONTINENTAL CORPORATION
             (Exact name of Registrant as specified in its charter)

          Maryland                   811-266                     13-5441850
(State or other jurisdiction       (Commission                (I.R.S. Employer
      of incorporation)            File Number)              Identification No.)

                                100 Park Avenue,
                            New York, New York 10017
               (Address of principal executive offices, zip code)

Registrant's telephone number, including area code (212) 850-1864

                                 Not Applicable
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

SECTION 7 - REGULATION FD DISCLOSURE

Item 7.01 Regulation FD Disclosure.

Registrant is furnishing as Exhibit 99.1 and Exhibit 99.2 the attached Fund Fact Sheets as of June 30, 2006 for Tri-Continental Corporation.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1 -    Fund Fact Sheet as of June 30, 2006 for Tri-Continental
                  Corporation.

Exhibit 99.2 -    Fund Fact Sheet as of June 30, 2006 for Tri-Continental
                  Corporation reflecting the Rolling Average Distribution Rate.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                TRI-CONTINENTAL CORPORATION

Date:  July 25, 2006

                                                By: /s/ Brian T. Zino
                                                   ------------------------
                                                        Brian T. Zino
                                                        President